 Exhibit 10.35

November 30, 2012

Mr. Nathan Hanks
ReachLocal, Inc.
6504 International Parkway
Suite 1300
Plano, TX 75093

RE:	Lease Agreement by and between BILLINGSLEY PROPERTY SERVICES, INC., a Texas corporation or an affiliate ("Billingsley") and REACHLOCAL, INC., a Delaware corporation ("Tenant")

Nathan,

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce Tenant to enter into a lease agreement by and between Billingsley and Tenant for no less than 90,000sf for a term of no less than one hundred twenty (120) months (excluding any contraction or termination options included in such lease) (the “Lease”), by no later than March 31, 2013, 5:00pm CST, Billingsley hereby agrees that it will make monthly payments to Tenant in the sum of $23,725.05 beginning on February 1, 2014 through July 1, 2014 for a total payment of $142,350.32.  Notwithstanding anything contained herein to the contrary, Billingsley shall have no obligation to make such payments in the event that Tenant is in default beyond any applicable notice and cure periods under:

(i)	the Lease,
(ii)
that certain Lease Agreement dated June 2, 2006 ("6400 Original Lease") by and between CB PARKWAY BUSINESS CENTER, LTD., a Texas limited partnership ("Original 6400 Landlord") and Tenant, as amended by the First Amendment dated August 20, 2006 ("6400 First Amendment"), as amended by the Second Amendment dated November 29, 2006 ("6400 Second Amendment"), as amended by the Third Amendment dated May 22, 2007 ("6400 Third Amendment"), as amended by and between ARI – INTERNATIONAL BUSINESS PARK, LLC, ARI- IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, each a Delaware limited liability company ("6400 Landlord"), acting by and through Billingsley Property Services, Inc., as agent for 6400 Landlord as successor-in-interest-to Original 6400 Landlord  and Tenant by the Fourth Amendment dated May 22, 2008 ("6400 Fourth Amendment") and as amended by the Fifth Amendment dated November 27, 2012 ("6504 Fifth Amendment"; the 6400 Original Lease, as amended by the 6400 First Amendment, as amended by the 6400 Second Amendment, as amended by the 6400 Third Amendment, as amended by the 6400 Fourth Amendment , and as amended by the 6400 Fifth Amendment is herein referred to as the "6400 Lease") in 6400 International Parkway, Plano, Texas 75093, or

(iii)
that certain Lease Agreement dated February 2, 2010 ("6504 Original Lease") by and between ARI – INTERNATIONAL BUSINESS PARK, LLC, ARI- IBP 1, LLC, ARI - IBP 2, LLC, ARI - IBP 3, LLC, ARI - IBP 4, LLC, ARI - IBP 5, LLC, ARI - IBP 6, LLC, ARI - IBP 7, LLC, ARI - IBP 8, LLC, ARI - IBP 9, LLC, LLC, ARI - IBP 11, LLC, and ARI - IBP 12, LLC, each a Delaware limited liability company ("Landlord"), acting by and through Billingsley Property Services, Inc., as agent for Landlord and Tenant, as amended by the First Amendment dated June 7, 2010 ("6504 First Amendment"), as amended by the Second Amendment dated March 23, 2011 ("6504 Second Amendment"), as amended by the Third Amendment dated August 31, 2011 ("6504 Third Amendment") and as amended by the Fourth Amendment dated November 27, 2012 ("6504 Fourth Amendment"; the 6504 Original Lease, as amended by the 6504 First Amendment, as amended by the 6504 Second Amendment, as amended by the 6504 Third Amendment, as amended by the 6504 Fourth Amendment is herein referred to as the "6504 Lease") in 6504 International Parkway, Plano, Texas 75093.

This letter agreement (a) is governed by Texas law, (b) is the entire agreement of the parties regarding the matters contained herein, (c) has been duly authorized and the persons executing on behalf of each such party are duly authorized, (d) may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document, and (e) shall be deemed delivered upon receipt of each of the undersigned of a signed facsimile copy hereof from the other.

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If the terms of this letter are acceptable, please sign in the space provided below and return it to my attention.

BILLINGSLEY PROPERTY SERVICES, INC.,
a Texas corporation

By: /s/ Ken Mabry
Name:  Ken Mabry
Title:    Senior Vice President

AGREED AND ACCEPTED ON NOVEMBER 30, 2012:

REACHLOCAL, INC.,
a Delaware corporation

By: /s/ Ross G. Landsbaum
Name: Ross G. Landsbaum
Title: CFO